UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 5, 2004

Johnson Outdoors Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-16255	39-1536083
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Main Street, Racine, Wisconsin 53403
(Address of principal executive offices, including zip code)

(262) 631–6600
(Registrant’s telephone number, including area code)

Item 2     Acquisition or Disposition of Assets.

On May 5, 2004, Johnson Outdoors Inc. (the “Company”) acquired all of the issued and outstanding capital stock of Techsonic Industries, Inc. (the “Stock Acquisition”), an Alabama corporation (“Techsonic”), in accordance with that certain Stock Purchase Agreement, dated as of May 5, 2004 (the “Stock Agreement”), by and between the Company and TFX Equities Incorporated, a Delaware corporation (“TFX”). Teleflex Incorporated, a Delaware corporation (“Teleflex”), joined in the Stock Agreement to guarantee the payment and performance of TFX’s obligations under the Stock Agreement. In connection with the Stock Acquisition, on May 5, 2004, the Company also acquired certain registered patents and trademarks used by Techsonic in its business of manufacturing and marketing underwater sonar and GPS technology equipment (the “Intellectual Property Acquisition”), in accordance with that certain Intellectual Property Purchase Agreement, dated as of May 5, 2004 (the “Intellectual Property Agreement”), by and among the Company, Teleflex and Technology Holding Company II, a Delaware corporation. The Stock Agreement and the Intellectual Property Agreement (collectively, the “Transaction Agreements’) are filed as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K (this “Report”) and are expressly incorporated by reference in this Report.

Techsonic is a manufacturer and marketer of underwater sonar and GPS technology equipment. Techsonic will continue its business and will be consolidated with the Company’s Motors segment for financial reporting purposes. The Company has renamed the Motors segment the Marine Electronics Group and will first report the financial results of the renamed segment for the quarter ending July 2, 2004.

The parties agreed to the purchase price for the Stock Acquisition and the Intellectual Property Acquisition (collectively, the “Transactions”) through arms-length negotiations. Pursuant to the Transaction Agreements, the aggregate purchase price for the Transactions was $28.0 million and the assumption of certain operating obligations. The cash portion of the purchase price is subject to a post-closing working capital adjustment. The Company paid the cash purchase price for the acquisition from a combination of cash on hand and temporary borrowings through its line of credit pursuant to that certain 3-Year Revolving Credit Agreement, dated as of August 31, 2001, as amended (the “Credit Agreement”), by and among the Company, one or more other subsidiary borrowers from time to time parties thereto, the institutions from time to time parties thereto as lenders and Bank One, NA, a national banking association, as swing line lender, letter of credit issuer and administrative agent. The Credit Agreement is filed as Exhibits 10.1 and 10.2 to this Report and is expressly incorporated by reference in this Report.

Item 7     Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Pursuant to Rule 3-05 of Regulation S-X, the Company is not required to file financial statements of Techsonic.

(b)	Pro Forma Financial Information.

Pursuant to Article 11 of Regulation S-X, the Company is not required to file pro forma financial information respecting Techsonic.

(c)	Exhibits.

The following exhibits are being filed with this Report:

Exhibit	Description

2.1	Stock Purchase Agreement, dated as of May 5, 2004, by and between Johnson Outdoors Inc. and TFX Equities Incorporated. (Filed as Exhibit 2.1 to Johnson Outdoors’ Form 10-Q for the quarter ended April 2, 2004 and incorporated herein by reference.)

2.2	Intellectual Property Purchase Agreement, dated as of May 5, 2004, by and among Johnson Outdoors Inc., Technology Holding Company II and Teleflex Incorporated. (Filed as Exhibit 2.2 to Johnson Outdoors’ Form 10-Q for the quarter ended April 2, 2004 and incorporated herein by reference.)

10.1	3-Year Revolving Credit Agreement, dated as of August 31, 2001, by and among Johnson Outdoors, one or more other subsidiary borrowers from time to time parties thereto, the institutions from time to time parties thereto as lenders and Bank One, NA, a national banking association, as swing line lender, letter of credit issuer and administrative agent. (Filed as Exhibit 4.10 to Johnson Outdoors’ Form 10-K for the year ended September 27, 2002.)

10.2	Amendment No. 1 to 3-Year Revolving Credit Agreement, dated as of December 18, 2001, by and among Johnson Outdoors, the financial institutions listed on the signature pages thereto and Bank One, NA, in its individual capacity as a lender and in its capacity as contractual representative. (Filed as Exhibit 4.11 to Johnson Outdoors’ Form 10-K for the year ended September 27, 2002.)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2004

JOHNSON OUTDOORS INC.
By: /s/ Paul A. Lehmann
Its: Chief Financial Officer

JOHNSON OUTDOORS INC.

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit	Description

2.1	Stock Purchase Agreement, dated as of May 5, 2004, by and between Johnson Outdoors Inc. and TFX Equities Incorporated. (Filed as Exhibit 2.1 to Johnson Outdoors’ Form 10-Q for the quarter ended April 2, 2004 and incorporated herein by reference.)

2.2	Intellectual Property Purchase Agreement, dated as of May 5, 2004, by and among Johnson Outdoors Inc., Technology Holding Company II and Teleflex Incorporated. (Filed as Exhibit 2.2 to Johnson Outdoors’ Form 10-Q for the quarter ended April 2, 2004 and incorporated herein by reference.)

10.1	3-Year Revolving Credit Agreement, dated as of August 31, 2001, by and among Johnson Outdoors, one or more other subsidiary borrowers from time to time parties thereto, the institutions from time to time parties thereto as lenders and Bank One, NA, a national banking association, as swing line lender, letter of credit issuer and administrative agent. (Filed as Exhibit 4.10 to Johnson Outdoors’ Form 10-K for the year ended September 27, 2002.)

10.2	Amendment No. 1 to 3-Year Revolving Credit Agreement, dated as of December 18, 2001, by and among Johnson Outdoors, the financial institutions listed on the signature pages thereto and Bank One, NA, in its individual capacity as a lender and in its capacity as contractual representative. (Filed as Exhibit 4.11 to Johnson Outdoors’ Form 10-K for the year ended September 27, 2002.)